Exhibit 10.12

THIS INSTRUMENT WAS PREPARED BY:
_______________________________
Michael Leveille, Esq.
Greenberg Traurig LLP
3290 Northside Parkway, Suite 400
Atlanta, Georgia 30327
WHEN RECORDED, RETURN TO ABOVE.

MORTGAGE, ASSIGNMENT
OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING
by and from

MASLAND CARPETS, LLC, a Georgia limited liability company, “Mortgagor”

to

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, in its capacity as agent, “Mortgagee”

Dated as of __________ ___, 2011
Location:    716 Bill Miles Drive
City:        Saraland
County:    Mobile
State:        Alabama

FIXTURE FILING: THIS MORTGAGE IS FILED AND SHALL CONSTITUTE A FIXTURE FILING IN ACCORDANCE WITH THE PROVISIONS OF SECTION 7-9A-502(c) OF THE CODE OF ALABAMA.

MORTGAGE, ASSIGNMENT OF
RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING
(Mobile County, Alabama)
THIS MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (this “Mortgage”) is dated as of this ___ day of _________, 2011, by and from MASLAND CARPETS, LLC, a Georgia limited liability company, having an address of c/o The Dixie Group, Inc., at 2208 S. Hamilton Street, Dalton, Georgia 30721 (“Mortgagor”), to WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, in its capacity as agent with respect to the Mortgaged Property (as hereinafter defined) pursuant to the Credit Agreement (as hereinafter defined), and the other Loan Documents (as hereinafter defined), having an address of 1100 Abernathy Road, Suite 1600, Atlanta, Georgia 30328 (together with its successors and assigns, “Mortgagee”).
RECITALS:
WHEREAS, Mortgagor is the fee owner of the real property described in Exhibit A attached hereto.
WHEREAS, Mortgagor, Candlewick Yarns, LLC, an Alabama limited liability company (“Candlewick”), The Dixie Group, Inc., a Tennessee corporation (“Dixie”), Fabrica International, Inc., a California corporation (“Fabrica”; together with Mortgagor, Dixie and Candlewick are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”), the lenders party thereto from time to time (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Mortgagee, in its capacity as agent (in such capacity, “Agent”), have entered into that certain Credit Agreement, of even date herewith (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), providing for revolving loans and other extensions of credit in the maximum principal amount of ONE HUNDRED TEN MILLION DOLLARS ($110,000,000). As a condition to Lenders’ and Agent’s agreement to enter into the Credit Agreement, and to make available to the Borrowers the financial accommodations provided therein, Agent and Lenders have required that Mortgagor, among other things, secure the “Obligations” of the Borrowers under the Credit Agreement and the other Loan Documents by delivery of this Mortgage.
WHEREAS, Mortgagor is receiving a good and valuable benefit, the sufficiency and receipt of which is hereby acknowledged, from Agent and the Lenders for entering into, and continuing to extend credit and provide financial accommodations under, the Credit Agreement, and the other Loan Documents with the Borrowers and their respective Subsidiaries.

Article 1
definitions
Section 1.1    Definitions. All capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Credit Agreement. As used herein, the following terms shall have the following meanings:
(a)“Event of Default”: shall have the meaning ascribed to such term in Article 4 hereof.
(b)“Mortgaged Property”: All of Mortgagor’s interest in (i) the fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate therein as hereafter may be acquired by Mortgagor (the “Land”), (ii) all improvements now owned or hereafter acquired by Mortgagor, now or at any time situated, placed or constructed upon the Land (the “Improvements”; the Land and Improvements are collectively referred to herein as the “Premises”), (iii) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to or installed in any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the “Fixtures”), (iv) all reserves, escrows or impounds required under the Credit Agreement and all deposit accounts maintained by Mortgagor with respect to the Mortgaged Property (the “Deposit Accounts”), (v) all existing and future leases, subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person a possessory interest in, or the right to use or occupy, all or any part of the Mortgaged Property, whether made before or after the filing by or against Mortgagor of any petition for relief under the Bankruptcy Code, together with any extension, renewal or replacement of the same and together with all related security and other deposits (the “Leases”), (vi) all of the rents, additional rents, revenues, royalties, income, proceeds, profits, early termination fees or payments, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property or any part thereof, whether paid or accruing before or after the filing by or against Mortgagor of any petition for relief under the Bankruptcy Code (the “Rents”), (vii) all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, warranties, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property (the “Property Agreements”), (viii) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, (ix) all property tax refunds, utility refunds and rebates, earned or received at any time (the “Tax Refunds”), (x) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the “Proceeds”), (xi) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Mortgagor (the “Insurance”), (xii) all of Mortgagor’s right, title and interest in and to any awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements or Fixtures (the “Condemnation Awards”), (xiii) all of Mortgagor’s rights to appear and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagor in the Mortgaged Property, and (xiv) all rights, powers, privileges, options and other benefits of Mortgagor as lessor under the Leases, including, without limitation, the immediate and continuing right to claim for, receive, collect and receive all Rents payable or receivable under the Leases or pursuant thereto (and to apply the same to the payment of the Secured Obligations), and to do all other things which Mortgagor or any lessor is or may become entitled to do under the Leases. As used in this Mortgage, the term “Mortgaged Property” shall mean all or, where the context permits or requires, any portion of the above or any interest therein. THE TERM “MORTGAGED PROPERTY” SHALL NOT INCLUDE ANY ITEMS OF PERSONAL PROPERTY IN WHICH MORTGAGEE HAS OBTAINED AND PERFECTED A SECURITY INTEREST UNDER SEPARATE INSTRUMENTS.
(c)“Secured Obligations”: All of the following, whether now existing or hereafter arising, (i) all Obligations, including, without limitation, all obligations and liabilities, of Borrowers and/or certain of their affiliates to Mortgagee or any of the Secured Parties (A) under or in connection with the certain Credit Agreement and (B) under or in connection with any other Loan Documents and all other instruments, agreements, and documents evidencing, securing, or supporting the Loan or the Secured Obligations, as each of the same may be amended, modified, renewed, extended or replaced from time to time; (ii) all Bank Product Obligations, (iii) the payment and performance of all other debts, covenants and agreements of or by Mortgagor and/or its affiliates to or for the benefit of the Mortgagee, now arising or hereafter accruing in respect of the Loan while this Mortgage is still undischarged of record; and (iv) any and all additional advances made or costs or expenses incurred by Mortgagee to protect or preserve the Premises or the security interest created hereby, or for taxes, assessments or insurance premiums as hereinafter provided, or for performance of any of Mortgagor’s obligations hereunder, or for any other purpose provided herein (whether or not the original Mortgagor remains the owner of the Premises at the time such advances are made or reasonable costs or expenses incurred).
(d)“Secured Parties”: means the Lender Group and any Bank Product Provider.
(e)“UCC”: The Uniform Commercial Code of the state in which the Land is located or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than the state in which the Land is located, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

Article 2
grant
Section 2.1    Grant. For and in consideration of good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the indebtedness and other obligations of Mortgagor herein set forth, to secure the full and timely payment and performance of the Secured Obligations, Mortgagor GRANTS, BARGAINS, ASSIGNS, SELLS AND CONVEYS, to Mortgagee, for the benefit of the Secured Parties, the Mortgaged Property, subject, however, to the Permitted Liens.
to have and to hold, the Mortgaged Property, together with all and singular the parts, rights, privileges, hereditaments, and appurtenances thereto in any ways belonging or appertaining, to the use, benefit, and behoof of Mortgagee, its successors and assigns. Notwithstanding anything to the contrary contained in the immediately preceding sentence, Mortgagor hereby agrees and acknowledges that the Secured Obligations secured by this Mortgage include revolving loans and this Mortgage is intended to secure future advances; accordingly, this Mortgage shall not be canceled by the full and complete repayment of the Secured Obligations, so long as the Credit Agreement or the other Loan Documents remain in force and effect.
PROVIDED, HOWEVER, that these presents are upon the condition that (i) if the Borrowers shall fully pay and satisfy or cause to be fully paid and satisfied to Mortgagee and the various Secured Parties who are or may become a party to the Credit Agreement, the Secured Obligations, and any extension, renewals, modifications and refinancings of same, at the times and in the manner stipulated in the Credit Agreement, in the Loan Documents and herein, all without any deduction or credit for taxes or other similar charges paid by Borrowers, and shall pay all charges incurred herein, in the Loan Documents and in the Credit Agreement by Mortgagee or by the various Secured Parties on account of Borrowers, including, but not limited to, attorneys’ fees, and shall keep, perform and observe all and singular the covenants, conditions and agreements in this Mortgage, the Credit Agreement and the Loan Documents expressed to be kept, performed, and observed by or on the part of the Borrowers, all without delay, and (ii) the Lenders shall have no further commitment or agreement to make advances, incur obligations or give value under the Credit Agreement or the Loan Documents, then this Mortgage, and all the properties, interest and rights hereby granted, bargained, sold and conveyed shall cease, terminate and be void upon the filing of record by the Mortgagee of a written mortgage satisfaction instrument in the county in which the Land is located, but shall otherwise remain in full force and effect.
Article 3
warranties, representations and covenants
Mortgagor warrants, represents and covenants to Mortgagee as follows:

Section 3.1    Title to Mortgaged Property and Lien of this Instrument. Mortgagor (i) has good and indefeasible title to the Mortgaged Property, in fee simple (to the extent that the Mortgaged Property constitutes real property), free and clear of any liens, claims or interests, except the Permitted Liens and (ii) has full power and lawful authority to encumber the Mortgaged Property in the manner and form set forth in this Mortgage. This Mortgage creates valid, enforceable first priority liens and security interests in the Mortgaged Property. Mortgagor shall and will warrant and forever defend the title thereto and the quiet use and enjoyment thereof unto the Mortgagee, its successors and assigns, against the lawful claims of all persons whomsoever.
Section 3.2    First Lien Status. Mortgagor shall preserve and protect the first lien and security interest status of this Mortgage. If any lien or security interest other than the Permitted Liens is asserted against the Mortgaged Property, Mortgagor shall promptly, and at its expense, (a) give Mortgagee a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement (including the requirement of providing a bond or other security satisfactory to Mortgagee).
Section 3.3    Payment and Performance. Mortgagor shall pay the Secured Obligations when due under the Loan Documents and shall perform the Secured Obligations in full when they are required to be performed.
Section 3.4    Replacement of Fixtures. Except as otherwise permitted under the Credit Agreement or any other Loan Document, Mortgagor shall not, without the prior written consent of Mortgagee, permit any of the Fixtures to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value, owned by Mortgagor subject to the liens and security interests of this Mortgage and the other Loan Documents, and free and clear of any other lien or security interest except such as may be permitted under the Credit Agreement or any other Loan Document, or first approved in writing by Mortgagee.
Section 3.5    Inspection. Mortgagor shall permit Mortgagee and its agents, representatives and employees to inspect the Mortgaged Property and all books and records of Mortgagor located thereon. In the event that Mortgagee at any time has reasonable basis to believe that there may be a material violation of any Environmental Law by Mortgagor or otherwise related to the Mortgaged Property, or any material liability arising under any Environmental Law related to the Mortgaged Property, Mortgagor shall permit Mortgagee and its agents, representatives and employees to conduct such environmental and engineering studies as Mortgagee may require. Provided that no Event of Default exists, all such testing and investigation shall be conducted at reasonable times and upon reasonable prior notice to Mortgagor, and shall not unreasonably interfere with the business operations of Mortgagor on the Mortgaged Property, and Mortgagee and its agents, representatives and employees shall comply with all rules and regulations of the Food and Drug Administration and all other similar Governmental Authorities having jurisdiction over the Mortgaged Property. Mortgagee shall restore the Mortgaged Property to the condition it was in immediately prior to such testing and investigation.
Section 3.6    Other Covenants. All of the covenants in the Credit Agreement are incorporated herein by reference and, together with covenants in this Article 3, shall, to the extent applicable, be covenants running with the land.
Section 3.7    Condemnation Awards and Insurance Proceeds.
(a)Condemnation Awards. Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify Mortgagee of the pendency of such proceedings. Mortgagee may participate in any such proceedings and Mortgagor from time to time will deliver to Mortgagee all instruments requested by it to permit such participation. Mortgagor assigns all awards and compensation to which it is entitled for any condemnation or other taking, or any purchase in lieu thereof, to Mortgagee and authorizes Mortgagee to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Credit Agreement. Mortgagor, upon request by Mortgagee, shall make, execute and deliver any and all instruments requested for the purpose of confirming the assignment of the aforesaid awards and compensation to Mortgagee free and clear of any liens, charges or encumbrances of any kind or nature whatsoever. Notwithstanding the foregoing, if Mortgagor receives any condemnation proceeds, Mortgagor agrees to use such condemnation proceeds to prepay the outstanding principal amount of the Secured Obligations in accordance with the Credit Agreement.
(b)Insurance Proceeds. Mortgagor assigns to Mortgagee all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property. Mortgagor authorizes Mortgagee to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Mortgagee, instead of to Mortgagor and Mortgagee jointly, as more specifically described in the Credit Agreement. In the event that the issuer of such insurance policy fails to disburse directly or solely to Mortgagee but disburses instead either solely to Mortgagor or to Mortgagor and Mortgagee, jointly, Mortgagor shall immediately endorse and transfer such proceeds to Mortgagee. Upon Mortgagor’s failure to do so, Mortgagee may execute such endorsements or transfers from and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Mortgagee as Mortgagor’s agent and attorney-in-fact so to do.
Section 3.8    Costs of Defending and Upholding the Lien. If any action or proceeding is commenced to which action or proceeding Mortgagee is made a party or in which it becomes necessary for Mortgagee to defend or uphold the lien of this Mortgage including any extensions, renewals, amendments or modifications thereof, Mortgagor shall, on demand, reimburse Mortgagee for all expenses (including, without limitation, reasonable attorneys’ fees and reasonable appellate attorneys’ fees) incurred by Mortgagee in any such action or proceeding and all such expenses shall be secured by this Mortgage. In any action or proceeding to foreclose this Mortgage or to recover or collect the Secured Obligations, the provisions of law relating to the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant.
Section 3.9    TRANSFER OF THE MORTGAGED PROPERTY. EXCEPT AS EXPRESSLY PERMITTED PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, MORTGAGOR SHALL NOT SELL, TRANSFER, PLEDGE, ENCUMBER, CREATE A SECURITY INTEREST IN, GROUND LEASE, OR OTHERWISE HYPOTHECATE, ALL OR ANY PORTION OF THE MORTGAGED PROPERTY WITHOUT THE PRIOR WRITTEN CONSENT OF MORTGAGEE. THE CONSENT BY MORTGAGEE TO ANY SALE, TRANSFER, PLEDGE, ENCUMBRANCE, CREATION OF A SECURITY INTEREST IN, GROUND LEASE OR OTHER HYPOTHECATION OF, ANY PORTION OF THE MORTGAGED PROPERTY SHALL NOT BE DEEMED TO CONSTITUTE A NOVATION OR A CONSENT TO ANY FURTHER SALE, TRANSFER, PLEDGE, ENCUMBRANCE, CREATION OF A SECURITY INTEREST IN, GROUND LEASE, OR OTHER HYPOTHECATION, OR TO WAIVE THE RIGHT OF MORTGAGEE, AT ITS OPTION, TO DECLARE THE OBLIGATIONS SECURED HEREBY IMMEDIATELY DUE AND PAYABLE, WITHOUT NOTICE TO MORTGAGOR OR ANY OTHER PERSON OR ENTITY, UPON ANY SUCH SALE, TRANSFER, PLEDGE, ENCUMBRANCE, CREATION OF A SECURITY INTEREST, GROUND LEASE, OR OTHER HYPOTHECATION TO WHICH MORTGAGEE SHALL NOT HAVE CONSENTED.
Section 3.10    Security Deposits. To the extent required by law, or after an Event of Default has occurred and during its continuance, if required by Mortgagee, all security deposits of tenants of the Mortgaged Property shall be treated as trust funds not to be commingled with any other funds of Mortgagor. Within twenty (20) days after request by Mortgagee, Mortgagor shall furnish satisfactory evidence of compliance with this Section 3.10, as necessary, together with a statement of all security deposits deposited by the tenants and copies of all Leases not theretofore delivered to Mortgagee, as requested thereby, certified by Mortgagor.
Section 3.11    Future Advances, Revolving and open-end Loans and Other Debts. It is expressly understood that this Mortgage is intended to and does secure future advances and any and all other indebtedness, obligations and liabilities, direct or contingent, of the Borrowers to the Mortgagee, whether now existing or hereafter arising, and all extensions, renewals, modifications and refinancing of same, or any part thereof, existing at any time before actual cancellation of this instrument on the probate records of the county or counties where the Mortgaged Property is located, and whether the same be evidenced by note, open account, assignment, endorsement, guaranty, pledge or otherwise. The Credit Agreement and Loan Documents provide for revolving or open-end loans and advances, all of which shall be secured by this Mortgage.
Section 3.12    Greater Estate. In the event that Mortgagor is the owner of a leasehold estate with respect to any portion of the Premises and Mortgagor obtains a fee estate in such portions of the Premises, then, such fee estate shall automatically, and without further action of any kind on the part of the Mortgagor, be and become subject to the security title and lien hereof.
Article 4
default
Section 4.1    Events of Default. An Event of Default under the Credit Agreement shall constitute an Event of Default under this Mortgage (each an “Event of Default”).
Article 5
REMEDIES AND FORECLOSURE
Section 5.1    Remedies. If an Event of Default exists and the Agent decides to exercise any rights or remedies available to it in accordance with the terms of the Credit Agreement, Mortgagee may, at Mortgagee’s election, exercise any or all of the following rights, remedies and recourses:
(a)To the extent permitted under the Credit Agreement, declare the Secured Obligations to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.
(b)Notify all tenants of the Premises and all others obligated on leases of any part of the Premises that all rents and other sums owing on leases have been assigned to Mortgagee and are to be paid directly to Mortgagee, and to enforce payment of all obligations owing on leases, by suit, ejectment, cancellation, releasing, reletting or otherwise, whether or not Mortgagee has taken possession of the Premises, and to exercise whatever rights and remedies Mortgagee may have under any assignment of rents and leases.
(c)As and to the extent permitted by law, enter the Mortgaged Property, either personally or by its agents, nominees or attorneys, and take exclusive possession thereof and thereupon, Mortgagee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Premises and conduct business thereat; (ii) complete any construction on the Premises in such manner and form as Mortgagee deems advisable in the reasonable exercise of its judgment; (iii) exercise all rights and power of Mortgagor with respect to the Premises, whether in the name of Mortgagor, or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Premises and every part thereof, which rights shall not be in limitation of Mortgagee’s rights under any assignment of rents and leases securing the Secured Obligations; and (iv) pursuant to the provisions of the Credit Agreement, apply the receipts from the Premises to the payment of the Secured Obligations, after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees.
(d)Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Mortgagee reasonably deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions of Section 5.7 hereof.
(e)Require Mortgagor to assemble any collateral under the UCC and make it available to Mortgagee, at Mortgagor’s sole risk and expense, at a place or places to be designated by Mortgagee, in its sole discretion.
(f)Institute proceedings for the complete foreclosure of this Mortgage, either by judicial action or by power of sale (as described in Section 10.2 hereof), in which case the Mortgaged Property may be sold for cash or credit in accordance with applicable law in one or more parcels as Mortgagee may determine. Except as otherwise required by applicable law, with respect to any notices required or permitted under the UCC, Mortgagor agrees that ten (10) days’ prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, power of sale, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor. Mortgagee or any of the Secured Parties may be a purchaser at such sale. If Mortgagee is the highest bidder, Mortgagee may credit the portion of the purchase price that would be distributed to Mortgagee against the Secured Obligations in lieu of paying cash. In the event this Mortgage is foreclosed by judicial action, appraisement and valuation of the Mortgaged Property is waived. In the event of any sale made under or by virtue of this Article 5 (whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) all of the Secured Obligations, if not previously due and payable, immediately thereupon shall become due and payable. The failure to make any such tenants of the Premises party to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Mortgagor, a defense to any proceedings instituted by Mortgagee to collect the sums secured hereby.
(g) With or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Secured Obligations then due and payable (if Mortgagee shall have elected not to declare the entire Secured Obligations to be immediately due and owing), subject to the continuing lien of this Mortgage for the balance of the Secured Obligations not then due; or (i) as and to the extent permitted by law, sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of the Mortgaged Property; or (ii) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in any Credit Document; or (iii) to the extent permitted by applicable law, recover judgment on the Credit Agreement or any other Loan Document either before, during or after any proceedings for the enforcement of this Mortgage.
(h)Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Secured Obligations, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 5.7 hereof.
(i)Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity.
Section 5.2    Separate Sales. As more particularly set forth in Section 10.4, the Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee in its sole discretion may direct; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.
Section 5.3    Remedies Cumulative, Concurrent and Nonexclusive. Mortgagee shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulated and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated under the Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Mortgagee, as the case may be, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

Section 5.4    Release of and Resort to Collateral. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Loan Documents or their status as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Secured Obligations, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.
Section 5.5    Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of any election by Mortgagee to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents, except as otherwise specifically set forth in Section 4.1 hereof or elsewhere in this Mortgage or any other Loan Document, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.
Section 5.6    Discontinuance of Proceedings. If Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Secured Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Mortgagee thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.
Section 5.7    Application of Proceeds. The proceeds of any sale made under or by virtue of this Article 5, together with any Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:
a.to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (i) trustee’s and receiver’s fees and expenses, including the repayment of the amounts evidenced by any receiver’s certificates, (ii) court costs, (iii) reasonable attorneys’ and accountants’ fees and expenses, and (iv) costs of advertisement;
b.to the payment of the Secured Obligations in such manner

and order of preference as set forth in the Credit Agreement and the other Loan Documents; and
c.the balance, if any, to Mortgagor.
Section 5.8    Occupancy After Foreclosure. Except as otherwise required by applicable law, any sale of the Mortgaged Property or any part thereof in accordance with Section 5.1(f) or Section 5.1(g) hereof will divest all right, title and interest of Mortgagor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Mortgagor retains possession of such property or any part thereof subsequent to such sale, Mortgagor will be considered a tenant at sufferance of the purchaser, and will, if Mortgagor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.
Section 5.9    Additional Advances and Disbursements; Costs of Enforcement.
a.If any Event of Default exists, Mortgagee shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor. All sums advanced and expenses incurred at any time by Mortgagee under this Section 5.9, or otherwise under this Mortgage or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the rate or rates at which interest is then computed on the Secured Obligations, and all such sums, together with interest thereon, shall be secured by this Mortgage.
b.Mortgagor shall pay all expenses (including reasonable attorneys’ fees and expenses and all costs and expenses related to legal work, research and litigation) of or incidental to the perfection and enforcement of this Mortgage and the other Loan Documents, or the enforcement, compromise or settlement of the Secured Obligations or any claim under this Mortgage and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee in respect thereof, by litigation or otherwise.
Section 5.10    No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article 5, the assignment of the Rents and Leases under Article 6, the security interests under Article 7, nor any other remedies afforded to Mortgagee under the Loan Documents, at law or in equity shall cause Mortgagee to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Mortgagee to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

Section 5.11    WAIVER OF MORTGAGOR’S RIGHTS. BY EXECUTION OF THIS MORTGAGE, MORTGAGOR EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT OF MORTGAGEE TO ACCELERATE THE APPLICABLE INDEBTEDNESS EVIDENCED BY THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AS THE CASE MAY BE, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT; (B) TO THE EXTENT ALLOWED BY APPLICABLE LAW, AND EXCEPT AS EXPRESSLY SET FORTH IN SECTION 4.1 HEREOF OR ELSEWHERE IN THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT, WAIVES ANY AND ALL RIGHTS WHICH MORTGAGOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES, THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY MORTGAGEE OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO MORTGAGEE; (C) ACKNOWLEDGES THAT MORTGAGOR HAS READ THIS MORTGAGE AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO MORTGAGOR AND MORTGAGOR HAS CONSULTED WITH LEGAL COUNSEL OF MORTGAGOR’S CHOICE PRIOR TO EXECUTING THIS MORTGAGE; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF MORTGAGOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY MORTGAGOR AS PART OF A BARGAINED FOR LOAN TRANSACTION.
Article 6
assignment of rents and leases
Section 6.1    Assignment. In furtherance of and in addition to the assignment made by Mortgagor in Section 2.1 of this Mortgage, Mortgagor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Mortgagee all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Event of Default shall have occurred and be continuing and to the extent not prohibited by the Credit Agreement, Mortgagor shall have a revocable license from Mortgagee to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Secured Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Secured Obligations or solvency of Mortgagor, the license herein granted shall automatically expire and terminate, without notice by Mortgagee (any such notice being hereby expressly waived by Mortgagor).

Section 6.2    Perfection Upon Recordation. Mortgagor acknowledges that Mortgagee has taken all actions necessary to obtain, and that upon recordation of this Mortgage, Mortgagee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Mortgagor acknowledges and agrees that upon recordation of this Mortgage, Mortgagee’s interest in the Rents shall be deemed to be fully perfected, “choate” and enforced as to Mortgagor and all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the “Bankruptcy Code”), without the necessity of commencing a foreclosure action with respect to this Mortgage, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.
Section 6.3    Bankruptcy Provisions. Without limitation of the absolute nature of the assignment of the Rents hereunder, Mortgagor and Mortgagee agree that (a) this Mortgage shall constitute a “security agreement” for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Mortgage extends to property of Mortgagor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.
Section 6.4    No Merger of Estates. So long as part of the Secured Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Mortgagee, any tenant or any third party by purchase or otherwise.
Article 7
security agreement
Section 7.1    Security Interest. This Mortgage constitutes a “security agreement” on personal property within the meaning of the UCC and other applicable law and with respect to the Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards. To this end, Mortgagor grants to Mortgagee a first and prior security interest in the Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards and all other Mortgaged Property which is personal property to secure the payment and performance of the Secured Obligations, and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards sent to Mortgagor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Mortgagor. THE TERM “MORTGAGED PROPERTY” SHALL NOT INCLUDE ANY ITEMS OF PERSONAL PROPERTY IN WHICH MORTGAGEE HAS OBTAINED AND PERFECTED A SECURITY INTEREST UNDER SEPARATE INSTRUMENTS.

Section 7.2    Financing Statements. Mortgagor shall deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such financing statements and such further assurances as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee’s security interest hereunder and Mortgagee may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Mortgagor’s state of organization is the State of Georgia.
Section 7.3    Fixture Filing. To the extent permitted under the UCC of the state in which the Land is located, this Mortgage shall also constitute a financing statement filed as a “fixture filing” for the purposes of the UCC against all of the Mortgaged Property which is or is to become affixed to the Mortgaged Property. Information concerning the security interest herein granted may be obtained at the address of Debtor (Mortgagor) and Secured Party (Mortgagee) as set forth in the first paragraph of this Mortgage. A statement indicating the types, or describing the items, of collateral is set forth in this Section and in Section 1.1(b). The real estate to which the goods are or are to become affixed is described in Exhibit A. The Mortgagor is the record owner of the real estate. The fixture filing is to be filed in the real estate records of the office of the Judge of Probate of Mobile County, Alabama.
Article 8
[ReSERVED].
Article 9
miscellaneous
Section 9.1    Notices. Any notice required or permitted to be given under this Mortgage shall be given in accordance with Section 11 of the Credit Agreement, it being understood that Mortgagee’s address for such notice shall be as follows:
Wells Fargo Capital Finance, LLC
1100 Abernathy Road
Suite 1600
Atlanta, Georgia 30328
Attn: Portfolio Manager - Dixie
Fax No.: (770) 804-0785

with a copy to:

Greenberg Traurig LLP
3290 Northside Parkway
Suite 400
Atlanta, Georgia 30327
Attn: Michael Leveille, Esq.
Fax No.: (404) 678-7315

Section 9.2    Covenants Running with the Land. All Secured Obligations contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, “Mortgagor” shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property. All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Mortgagee.
Section 9.3    Attorney-in-Fact. Mortgagor hereby irrevocably appoints Mortgagee and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest and with full power of substitution, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Mortgagee deems appropriate to protect Mortgagee’s interest, if Mortgagor shall fail to do so within ten (10) days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee’s security interests and rights in or to any of the Mortgaged Property, and (d) while any Event of Default exists, to perform any obligation of Mortgagor hereunder, however: (i) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor; (ii) any sums advanced by Mortgagee in such performance shall be added to and included in the Secured Obligations and shall bear interest at the rate or rates at which interest is then computed on the Secured Obligations; (iii) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (iv) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to take any action which it is empowered to take under this Section 9.3. Notwithstanding the foregoing, Mortgagee shall be liable for its gross negligence, willful misconduct, and bad faith in connection with exercising its rights hereunder to the extent determined by a court of competent jurisdiction in a final, non-appealable judgment.
Section 9.4    Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns. Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder.
Section 9.5    No Waiver. Any failure by Mortgagee to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Mortgagee shall have the right at any time to insist upon strict performance of all such terms, provisions and conditions.

Section 9.6    Credit Agreement. If any conflict or inconsistency exists between this Mortgage and the Credit Agreement, the Credit Agreement shall govern.
Section 9.7    [Reserved.]
Section 9.8    Waiver of Stay, Moratorium and Similar Rights. Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the Secured Obligations secured hereby, or any agreement between Mortgagor and Mortgagee or any rights or remedies of Mortgagee.
Section 9.9    Applicable Law.
(a)THIS MORTGAGE WAS NEGOTIATED IN THE STATE OF GEORGIA, THE LOAN WAS MADE BY LENDERS AND ACCEPTED BY BORROWERS IN THE STATE OF GEORGIA, AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF GEORGIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS MORTGAGE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE LAND IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF GEORGIA SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF THIS MORTGAGE AND ALL OF THE OBLIGATIONS ARISING HEREUNDER
(b)ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST AGENT OR MORTGAGOR ARISING OUT OF OR RELATING TO THIS MORTGAGE SHALL BE INSTITUTED, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ONLY IN THE STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF FULTON, STATE OF GEORGIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE

COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. MORTGAGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MORTGAGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. MORTGAGOR AGREES THAT SERVICE OF PROCESS UPON IT IN ACCORDANCE WITH ARTICLE IX HEREOF SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON MORTGAGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF GEORGIA.
Section 9.10    Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.
Section 9.11    Entire Agreement. This Mortgage and the other Loan Documents embody the entire agreement and understanding between Mortgagor and Mortgagee and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
Section 9.12    Mortgagee as Agent. Mortgagee has been appointed to act as agent hereunder. Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of the Mortgaged Property) in accordance with the terms of the Credit Agreement and any related agency agreement among Agent and the Secured Parties (collectively, as amended, supplemented or otherwise modified or replaced from time to time, the “Agency Documents”) and this Mortgage. Mortgagor and all other persons shall be entitled to rely on releases, waivers, consents, approvals, notifications and other acts of Agent, without inquiry into the existence of required consents or approvals of the Secured Parties therefor.
Article 10
local law provisions
Section 10.1    Inconsistencies. In the event of any inconsistency between the terms and conditions of the other articles and provisions of this Mortgage and this Article 10, the terms and conditions of this Article 10 shall control and be binding.
Section 10.2    Power of Sale. This Mortgage explicitly gives the Mortgagee a POWER TO SELL the Mortgaged Property to the full extent permitted under applicable law, including, without limitation, under §35-10-11 through §35-10-16 of the Code of Alabama. If an Event of Default shall have occurred, this Mortgage shall be subject to foreclosure and may be foreclosed as now provided by law in case of past-due mortgages, and the Mortgagee shall be authorized, at its option, whether or not possession of the Mortgaged Property is taken, to sell the Mortgaged Property (or such part or parts thereof as the Mortgagee may from time to time elect to sell) under the power of sale which is hereby given to the Mortgagee, at public outcry, to the highest bidder for cash, at the front or main door of the courthouse of the county in which the Land to be sold, or a substantial and material part thereof, is located, after first giving notice by publication once a week for three successive weeks of the time, place and terms of such sale, together with a description of the Mortgaged Property to be sold, by publication in some newspaper published in the county or counties in which the Land to be sold is located. If there is Land to be sold in more than one county, publication shall be made in all counties where the Land to be sold is located, but if no newspaper is published in any such county, the notice shall be published in a newspaper published in an adjoining county for three successive weeks. The sale shall be held between the hours of 11:00 a.m. and 4:00 p.m. on the day designated for the exercise of the power of sale hereunder. The Mortgagee may bid at any sale held under this Mortgage and may purchase the Mortgaged Property, or any part thereof, if the highest bidder therefor. The purchaser at any such sale shall be under no obligation to see to the proper application of the purchase money. At any sale all or any part of the Mortgaged Property, real, personal or mixed, may be offered for sale in parcels or en masse for one total price, and the proceeds of any such sale en masse shall be accounted for in one account without distinction between the items included therein and without assigning to them any proportion of such proceeds, the Mortgagor hereby waiving the application of any doctrine of marshalling or like proceeding. In case the Mortgagee, in the exercise of the power of sale herein given, elects to sell the Mortgaged Property in parts or parcels, sales thereof may be held from time to time, and the power of sale granted herein shall not be fully exercised until all of the Mortgaged Property not previously sold shall have been sold or all the Secured Obligations shall have been paid in full and this Mortgage shall have been terminated as provided herein.
Section 10.3    Foreclosure Deeds. To the extent permitted by applicable law, the Mortgagor hereby authorizes and empowers the Mortgagee or the auctioneer at any foreclosure sale had hereunder, for and in the name of the Mortgagor, to execute and deliver to the purchaser or purchasers of any of the Mortgaged Property sold at foreclosure good and sufficient deeds of conveyance or bills of sale thereto.
Section 10.4    Multiple Sales. If an Event of Default exists, the Mortgagee shall have the option to proceed with foreclosure, either through the courts or by power of sale as provided for in this Mortgage, but without declaring the whole Secured Obligations due. Any such sale may be made subject to the unmatured part of the Secured Obligations, and such sale, if so made, shall not affect the unmatured part of the Secured Obligations, but as to such unmatured part of the Secured Obligations this Mortgage shall remain in full force and effect as though no sale had been made under this Section 10.4. Several sales may be made hereunder without exhausting the right of sale for any remaining part of the Secured Obligations, whether then matured or unmatured, the purpose hereof being to provide for a foreclosure and sale of the Mortgaged Property for any matured part of the

Secured Obligations without exhausting the power of foreclosure and the power to sell the Mortgaged Property for any other part of the Secured Obligations, whether matured at the time or subsequently maturing.
Section 10.5    Prerequisites of Sales. In case of any sale of the Mortgaged Property as authorized by Article 5 or this Article 10, all prerequisites to the sale shall be presumed to have been performed, and in any conveyance given hereunder all statements of facts, or other recitals therein made, as to the nonpayment of any of the Secured Obligations or as to the advertisement of sale, or the time, place and manner of sale, or as to any other fact or thing, shall be taken in all courts of law or equity as rebuttably presumptive evidence that the facts so stated or recited are true.
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IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered by its duly authorized representative all as of the day and year first above written.

MORTGAGOR:
MASLAND CARPETS, LLC, a Georgia limited liability company By: /s/ Jon A. Faulkner Name: Jon A. Faulkner Title: President
STATE OF Georgia    )
        ) ss.
COUNTY OF Gordon    )
I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that Jon A. Faulkner, whose name as President of MASLAND CARPETS, LLC, a Georgia limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand and official seal this 13th day of September, 2011.
/s/ Peggy A. Bigham
Notary Public
My commission expires: 9-18-14

Exhibit A